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                                                                 Exhibit 99.B(5)

             [COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY LOGO]

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                                 SERVICE CENTER:
                    [P.O. BOX 758550, TOPEKA, KS 66675-8550]
                              PHONE: [800-533-7881]

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
VARIABLE ANNUITY APPLICATION
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PRODUCT: PREFERRED PLUS
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PLAN TYPE:        |_| Non-Qualified  |_| 408(b)          |_| IRA (Traditional)    |_|  401(k)     |_| ERISA
                  |_| 403(b)         |_| Roth IRA        |_| Simple IRA           |_| SEP-IRA     |_| NON-ERISA
                  |_| 457(b) gov     |_| 457(b) non-gov  |_| Other _____________  B/D Client Acct. # (if applicable) _______________
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1. EMPLOYER INFORMATION (For 401, 403(b), Simple IRA, SEP-IRA and 457(b) plans)
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Employer Name:                                                                       Date of Employment: ____/____/____
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If this application is for an existing employer sponsored plan, please supply:   Plan #:_____________________ Bill #: ______________
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If this application is for a new employer sponsored plan, please complete form # [CWA-EMPR-07]
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2. OWNER (If the owner is a Trust, please submit the first and last page of the Trust document and complete form # [CWA-TRCERT-07])
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Name:                                                      Birth/Trust Date (mo/day/yr)___/___/___                 Sex: |_| M  |_| F
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Street Address*:                                           City, State, Zip                                   SSN/Tax I.D. #:

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Daytime Phone:                                             Mother's Maiden Name:
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Driver's License # or State ID # or Other Government Issue ID # and Expiration Date:
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E-mail:                                                    Are you a U.S. Citizen?  |_| Yes  |_| No  If no, country of Origin:
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3. JOINT OWNER (Non-Qualified contracts only)
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Name:                                                      Birth/Trust Date (mo/day/yr)___/___/___                 Sex: |_| M  |_| F
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Street Address*:                                           City, State, Zip                                   SSN/Tax I.D. #:

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Daytime Phone:                                             Mother's Maiden Name:
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Driver's License # or State ID # or Other Government Issue ID # and Expiration Date:
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E-mail:                                                    Are you a U.S. Citizen?  |_| Yes  |_| No  If no, country of Origin:
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4. ANNUITANT (If different from owner)
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Name:                                                      Birth/Trust Date (mo/day/yr)___/___/___                 Sex: |_| M  |_| F
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Street Address*:                                           City, State, Zip                                   SSN/Tax I.D. #:

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Daytime Phone:                                             E-mail:
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5. JOINT ANNUITANT (Non-Qualified contracts only)
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Name:                                                      Birth/Trust Date (mo/day/yr)___/___/___                 Sex: |_| M  |_| F
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Street Address*:                                           City, State, Zip                                   SSN/Tax I.D. #:

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Daytime Phone:                                             E-mail:
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PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT
GUARANTEED AS TO DOLLAR AMOUNT. THEY ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE US GOVERNMENT OR ANY STATE
GOVERNMENT, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY. ALL RISK IS BORNE BY
THE OWNER FOR THOSE FUNDS ASSIGNED TO A SEPARATE ACCOUNT.

THE INITIAL INTEREST RATE IS GUARANTEED ONLY FOR A LIMITED PERIOD OF TIME.

*    REQUIRED: IF MAILING ADDRESS IS A P. O. BOX, PLEASE PROVIDE STREET ADDRESS IN REMARKS SECTION ON PAGE 6
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PP-406                                                                    Page 1

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
6. BENEFICIARY
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Unless you specify otherwise, payments will be shared equally by all primary beneficiaries who survive or, if none, by all contingent beneficiaries who survive. If additional space is needed, please use the Remarks section on page 6 or include a signed attachment to this application. If the beneficiary is a trust, corporation or partnership please provide the entity's name, address and date established.

If you named joint owners, do not select a primary beneficiary below since the surviving joint owner is automatically the beneficiary of any death benefits resulting from the death of a joint owner.
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Primary Name:                                                    Relationship:                         Birth Date ___/___/___      %
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|_| Primary       Name:                                          Relationship:                         Birth Date ___/___/___      %
|_| Contingent
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|_| Primary       Name:                                          Relationship:                         Birth Date ___/___/___      %
|_| Contingent
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|_| Primary       Name:                                          Relationship:                         Birth Date ___/___/___      %
|_| Contingent
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|_| Primary       Name:                                          Relationship:                         Birth Date ___/___/___      %
|_| Contingent
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|_| Primary       Name:                                          Relationship:                         Birth Date ___/___/___      %
|_| Contingent
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7. REPLACEMENT
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Do you have any existing annuity contracts or life insurance? |_| Yes |_| No
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Will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity contract
applied for?                                                                                                         |_| Yes  |_| No

If yes, please indicate company name and policy number. Company Name: _______________________________    Policy # __________________

(If more than one company use Remarks section on page 6.)
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8. ANNUITY DATE
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(mo/day/yr) ____/____/____  (Not to be earlier or later than the dates permitted under the contract.)
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9. PURCHASE PAYMENT(S) (MAKE CHECKS PAYABLE TO COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY)
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A.   Initial Payment  $:                              |_| Check                            |_| Wire   Bank Originating Wire ________
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B.   Expected Transfer Amount:                            Distributor Trade/Transaction ID (if applicable):
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     Non-Qualified:      |_| 1035 Tax-Free Exchange   |_| Direct Investment (check/wire)   |_| CD/Mutual Fund Transfer
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     403(b) Qualified:   |_| Direct Transfer          |_| Direct Rollover                  |_| Rollover
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     IRA/Roth:           |_| Direct Transfer          |_| Regular Contribution (_____________________ Contribution Tax Year)
                         |_| Rollover                 |_| Direct Rollover
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C.   |_| Payroll Deduction:
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                     Purchase Payment Amount          # of Purchase Payments  Annual Purchase Payment    Purchase Payment Frequency
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     Employee                                       X                       = $
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     Employer                                       X                       = $
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                                                                       TOTAL: $
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PLEASE ATTACH A VOIDED CHECK. (voided withdrawal slip may be used with savings accounts).

D.   |_|   Pre-Authorized checking (Systematic Accumulations)            Frequency:  Every  |_| 1   |_| 3    |_| 6   |_| 12 Months
     |_|   I authorize automatic deductions of $ ____________            Beginning: ______/______/______(excluding 29th, 30th, 31st)
           from my bank account to be applied to this contract
           at. A $100 minimum applies.
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PP-406                                                                    Page 2

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
10. PURCHASE PAYMENT ALLOCATION Allocations must total 100%. Maximum of 18 subaccounts may be selected.
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LARGE CAP BLEND                                                      SMALL CAP BLEND
_____ % AIM V.I. Core Equity Fund (Series II)                        _____ % Goldman Sachs VIT Structured Small Cap Equity Fund
_____ % FT VIP Franklin Mutual Global Discovery Securities Fund              (Class S)
        (Class 2)                                                    _____ % Oppenheimer Main St Small Cap/VA (Service Shares)
_____ % Goldman Sachs VIT Equity Index Fund (Class S)
_____ % Goldman Sachs VIT Strategic Intl Equity Fund (Class S)       SMALL CAP GROWTH
_____ % Goldman Sachs VIT Structured U.S. Equity Fund (Class S)      _____ % AllianceBernstein VPS Small Cap Growth Portfolio
_____ % Oppenheimer Balanced/VA (Service Shares)                             (Class B)
                                                                     _____ % Pioneer Growth Opportunities VCT Portfolio (Class II)
LARGE CAP GROWTH
_____ % AIM V.I. Leisure Fund (Series II)                            SMALL CAP VALUE
_____ % Goldman Sachs VIT Capital Growth Fund (Class S)              _____ % FT VIP Franklin Small Cap Value Securities Fund
_____ % Janus Aspen Forty Portfolio (Service Shares)                         (Class 2)
_____ % Oppenheimer Global Securities Fund/VA (Service Shares)
_____ % Pioneer Emerging Markets VCT Portfolio (Class II)            FIXED INCOME
                                                                     _____ % AllianceBernstein VPS Intermediate Bond Portfolio
LARGE CAP VALUE                                                              (Class B)
_____ % AllianceBernstein VPS International Value Portfolio          _____ % Goldman Sachs VIT Core Fixed Income Fund (Class S)
        (Class B)                                                    _____ % Goldman Sachs VIT Govt Income Fund (Class S)
_____ % FT VIP Franklin Income Securities Fund (Class 2)             _____ % Goldman Sachs VIT Money Market Fund (Class S) *
_____ % FT VIP Franklin Mutual Shares Securities Fund (Class 2)      _____ % Oppenheimer Strategic Bond Fund/VA (Service Shares)
_____ % FT VIP Templeton Global Asset Allocation Fund (Class 2)
_____ % FT VIP Templeton Growth Securities Fund (Class 2)            FIXED ACCOUNT
_____ % Goldman Sachs VIT Growth and Income Fund (Class S)           _____ %
_____ % Pioneer Cullen Value VCT Portfolio (Class II)
                                                                     FOR QUALIFIED PLANS ONLY
MID CAP BLEND
_____ % Janus Aspen Perkins Midcap Value Portfolio (Service          LARGE CAP BLEND
        Shares)                                                      _____ % Goldman Sachs Balanced Strategy Portfolio (Class A) *
_____ % Pioneer Mid Cap Value VCT Portfolio (Class II)               _____ % Goldman Sachs Equity Growth Strategy Portfolio
                                                                             (Class A)
MID CAP GROWTH                                                       _____ % Goldman Sachs Growth & Income Strategy Portfolio
_____ % Goldman Sachs VIT Growth Opportunities Fund (Class S)                (Class A)*
_____ % Janus Aspen Series Enterprise Portfolio (Service             _____ % Goldman Sachs Growth Strategy Portfolio (Class A) *
        Shares)
                                                                     LARGE CAP GROWTH
MID CAP VALUE                                                        _____ % Goldman Sachs Intl Real Estate Securities Fund
_____ % AllianceBernstein VPS Small/Mid Cap Value Portfolio                  (Class A)
        (Class B)
                                                                     MID CAP GROWTH
                                                                     _____ % Goldman Sachs Real Estate Securities Fund (Class A)
                                                                     _____ % Goldman Sachs Tollkeeper Fund (Class A)
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11. AUTOMATIC ASSET REBALANCING (Not available concurrently with Dollar Cost Averaging)
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|_| I elect Automatic Asset Rebalancing of all subaccounts.            FREQUENCY: Every   |_| 1   |_| 3   |_| 6   |_| 12 months
                                                                       BEGINNING: ______/______/______(excluding 29th, 30th, 31st)

Unless otherwise specified, rebalancing to the allocation percentages selected in Section 10 of this application will occur each period on the same day as the contract was issued. Note that the Fixed Account is not included in the Automatic Asset Balancing
Program.
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PP-406                                                                    Page 3

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
12. DOLLAR COST AVERAGING (Not available with Automatic Asset Rebalancing).
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|_|  Please transfer $ ___________ ($100 minimum) from ___________________________________________________(enter name of subaccount)
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|_| Frequency: Every . |_| 1    |_| 3    |_| 6    |_| 12 months    |_| Enhanced Dollar Cost Averaging   BEGINNING:  ____/____/______
                                                                                                        (excluding 29th, 30th, 31st)
Unless otherwise specified, Dollar Cost Averaging will occur each period on the date the contract is issued.

TRANSFER TO (Allocations must total 100%)
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LARGE CAP BLEND                                                      SMALL CAP BLEND
_____ % AIM V.I. Core Equity Fund (Series II)                        _____ % Goldman Sachs VIT Structured Small Cap Equity Fund
_____ % FT VIP Franklin Mutual Global Discovery Securities Fund              (Class S)
        (Class 2)                                                    _____ % Oppenheimer Main St Small Cap/VA (Service Shares)
_____ % Goldman Sachs VIT Equity Index Fund (Class S)
_____ % Goldman Sachs VIT Strategic Intl Equity Fund (Class S)       SMALL CAP GROWTH
_____ % Goldman Sachs VIT Structured U.S. Equity Fund (Class S)      _____ % AllianceBernstein VPS Small Cap Growth Portfolio
_____ % Oppenheimer Balanced/VA (Service Shares)                             (Class B)
                                                                     _____ % Pioneer Growth Opportunities VCT Portfolio (Class II)
LARGE CAP GROWTH
_____ % AIM V.I. Leisure Fund (Series II)                            SMALL CAP VALUE
_____ % Goldman Sachs VIT Capital Growth Fund (Class S)              _____ % FT VIP Franklin Small Cap Value Securities Fund
_____ % Janus Aspen Forty Portfolio (Service Shares)                         (Class 2)
_____ % Oppenheimer Global Securities Fund/VA (Service Shares)
_____ % Pioneer Emerging Markets VCT Portfolio (Class II)            FIXED INCOME
                                                                     _____ % AllianceBernstein VPS Intermediate Bond Portfolio
LARGE CAP VALUE                                                              (Class B)
_____ % AllianceBernstein VPS International Value Portfolio          _____ % Goldman Sachs VIT Core Fixed Income Fund (Class S)
        (Class B)                                                    _____ % Goldman Sachs VIT Govt Income Fund (Class S)
_____ % FT VIP Franklin Income Securities Fund (Class 2)             _____ % Goldman Sachs VIT Money Market Fund (Class S) *
_____ % FT VIP Franklin Mutual Shares Securities Fund (Class 2)      _____ % Oppenheimer Strategic Bond Fund/VA (Service Shares)
_____ % FT VIP Templeton Global Asset Allocation Fund (Class 2)
_____ % FT VIP Templeton Growth Securities Fund (Class 2)            FIXED ACCOUNT
_____ % Goldman Sachs VIT Growth and Income Fund (Class S)           _____ %
_____ % Pioneer Cullen Value VCT Portfolio (Class II)
                                                                     FOR QUALIFIED PLANS ONLY
MID CAP BLEND
_____ % Janus Aspen Perkins Midcap Value Portfolio (Service          LARGE CAP BLEND
        Shares)                                                      _____ % Goldman Sachs Balanced Strategy Portfolio (Class A) *
_____ % Pioneer Mid Cap Value VCT Portfolio (Class II)               _____ % Goldman Sachs Equity Growth Strategy Portfolio
                                                                             (Class A)
 MID CAP GROWTH                                                      _____ % Goldman Sachs Growth & Income Strategy Portfolio
_____ % Goldman Sachs VIT Growth Opportunities Fund (Class S)                (Class A) *
_____ % Janus Aspen Series Enterprise Portfolio (Service             _____ % Goldman Sachs Growth Strategy Portfolio (Class A) *
        Shares)
                                                                     LARGE CAP GROWTH
MID CAP VALUE                                                        _____% Goldman Sachs Intl Real Estate Securities Fund (Class A)
_____ % AllianceBernstein VPS Small/Mid Cap Value Portfolio
        (Class B)                                                    MID CAP GROWTH
                                                                     _____ % Goldman Sachs Real Estate Securities Fund (Class A)
                                                                     _____ % Goldman Sachs Tollkeeper Fund (Class A)



PP-406                                                                    Page 4

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
13. OPTIONAL RIDERS (this section must be completed)
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A.   OPTIONAL DEATH BENEFITS I/We elect the following optional rider and understand there is an additional charge.

     |_| Step-Up Rider

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY)
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14. CONSENT TO ELECTRONIC DELIVERY
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     |_|  I agree to have prospectus updates, semi-annual reports, proxy solicitation material and other applicable regulatory documents delivered to me via electronic delivery. I understand that at any time I may change my mind and choose to receive paper copies of applicable regulatory documents by calling 1-800-457-9047.

     IF YOU DO NOT CHECK THE BOX ABOVE, YOU WILL RECEIVE PAPER COPIES OF ALL REQUIRED REGULATORY DOCUMENTS. YOU WILL NOT RECEIVE
     ELECTRONIC COPIES IN ADDITION TO PAPER COPIES PROVIDED.
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15. TELEPHONE AUTHORIZATION
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By signing this application, I authorize and direct Commonwealth Annuity and Life Insurance Company (Commonwealth Annuity) to accept telephone instructions from the owner, active insurance representative, and the individual listed below to effect transfers and/or future purchase payment allocation changes. I agree to hold harmless and indemnify Commonwealth Annuity and its affiliates and its directors, employees and representatives against any claim arising from such action. I am aware that I may deny the active insurance representative authorization to make telephone transfers by checking the designated box below.

Name of additional authorized individual (if any) ________________________________________________________

|_|  I DO NOT AUTHORIZE the active insurance representative to make telephone transfers on my behalf.
|_|  I DO NOT ACCEPT this telephone transfer privilege.
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16. REMARKS
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17. WARNINGS, NOTICES AND STATEMENTS
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ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA AND TENNESSEE FRAUD
WARNING - Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FLORIDA FRAUD WARNING - Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

MARYLAND FRAUD WARNING: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MASSACHUSETTS FRAUD WARNING - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

MICHIGAN FRAUD WARNING - Any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.

NEW JERSEY FRAUD WARNING - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

WASHINGTON FRAUD WARNING - It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.
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PP-406                                                                    Page 5

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
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Amounts received under a 403(b) annuity may be distributed only when the employee a) reaches 591/2; b) severs employment; c) dies;
d) becomes disabled; or e) is eligible for hardship.

By signing below, you are indicating that you have received an IRA disclosure statement (if applicable).

RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE UNDERLYING FUNDS. PAYMENTS AND VALUES PROVIDED
BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
THEY ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE US GOVERNMENT OR ANY STATE GOVERNMENT, AND ARE NOT INSURED
BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY. ALL RISK IS BORNE BY THE OWNER FOR THOSE FUNDS ASSIGNED
TO A SEPARATE ACCOUNT.

THE INITIAL INTEREST RATE IS GUARANTEED ONLY FOR A LIMITED PERIOD OF TIME.

|_|  Please check here if you want a Statement of Additional Information.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

I acknowledge the receipt of the Warnings, Notices And Statements in Section 17
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18. SIGNATURES
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Application Made at (City):                                                        State:                          Date:

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Signature of Owner/Participant:                                      Signature of Joint Owner: (if applicable)

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Signature of Plan Owner: (For 401, 403(b) and 457(b) plans, if applicable)

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19. PRODUCER INFORMATION
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Does the owner have any existing annuity contracts or life insurance? |_| Yes |_| No If yes, complete the required replacement form.
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To the best of your knowledge, will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity
contract applied for? |_| Yes |_| No

If yes, please indicate annuity or life insurance below, enter the plan type code and submit any required replacement forms.

|_|  Life Insurance   |_|  Annuity Plan     Type Code _________________________

(If more than one company use Remarks section on page 6.)
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I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner. SUITABILITY INFORMATION HAS BEEN OBTAINED AND FILED WITH THE BROKER/DEALER.
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Signature of Producer 1:                                      E-mail Address:      Insurance Producer #

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Printed Name of Producer 1:                                   Phone #:             Date:          Commission Option ________________

                                                                                                  Producer 1 ____%  Producer 2 ____%
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Signature of Producer 2 (if applicable):                      E-mail Address:      Insurance Producer #

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Printed Name of Producer 2 (if applicable):                   Phone #:             Date:

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Printed Name of Broker/Dealer:                                                     Broker/Dealer Principal Approval

                                                                                   Not Required:
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Branch Office Street Address for Contract Delivery

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Florida License ID # for Contracts Sold in Florida

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PP-406                                                                    Page 6